UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 26, 2009

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

                                                                      0-9143                                                                 35-1150732
                                                       (Commission File Number)                                (IRS Employer Identification No.)

                                     One Technology Way
                                     Indianapolis, Indiana                      46268
                                      (Address of Principal Executive Offices)                                        (Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant's Certifying Accountant.

(a)  On January 26, 2009, Hurco Companies, Inc. (the "Company") advised Crowe Horwath, LLP ("Crowe") that it would not be re-appointed as the Company's independent registered public accounting firm for fiscal 2009.  This decision to change independent auditors was made by the Audit Committee of the Board of Directors.

The reports of Crowe on the Company's financial statements for the fiscal years ended October 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended October 31, 2008 and 2007, and the subsequent interim period through the date of this report, there were no disagreements with Crowe on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter in its report on the Company's consolidated financial statements for such years; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe a copy of the foregoing disclosures.  A letter from Crowe stating its agreement with such disclosures is attached as Exhibit 16 to this report.

(b)  On January 26, 2009, the Audit Committee of the Board of Directors engaged the firm of Ernst & Young LLP ("E&Y") as its independent registered public accounting firm for 2009, effective as of such date.  During the Company's fiscal years ended October 31, 2008 and 2007, and the subsequent interim period through the date of this report, neither the Company nor anyone acting on its behalf consulted E&Y with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits.

(c)           Exhibits

16	Letter from Crowe Horwath, LLP to the Securities and Exchange Commission dated January 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2009

HURCO COMPANIES, INC.

By:   /s/John G. Oblazney
John G. Oblazney, Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                           Description

16	Letter from Crowe Horwath, LLP to the Securities and Exchange Commission dated January 28, 2009.